April 11, 2011 Today’s businesses want to reconnect with their customers over the phone The Next Shift In The Digital Advertising Market: Call Advertising Exhibit 99.2

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$23
$15
$7
$30
$16
$7
$21
$60
Newspapers
Radio
Outdoor
Online
Magazines
Directories
Direct Mail
Television

MARCHEX

Local
Advertising
• The 2011 U.S. advertising
market is $179 billion.
• Marchex believes that 25% of all
U.S. advertising is explicitly
targeted to generate phone calls.
• Marchex believes that a portion
of these offline media dollars will
shift to digitally-driven calls.
Source: January 2011 Barclays Capital Internet Data Book, Magna Global, Interactive Advertising Bureau (IAB)
Demand for Phone Calls Means New Market Opportunity
$179 Billion U.S. Advertising Market
Marchex believes $45 billion of offline
media is used to explicitly generate calls:
•Directories - $7 billion
•Radio - $15 billion
•Newspapers - $23 billion

http://www.google.com/...
Web
hawaiian restaurant

MARCHEX

• It is expected that smart
phones will represent 30% of
all mobile phones in 2011, up
from zero just a few years
ago*.
• By 2020, 10 billion mobile
devices are expected to be in
the market, a staggering 10
times the number of PCs
today*.
• The explosion of smart devices
has caused consumers to shift
usage from offline directories to
digital media channels, such as
mobile and VOIP-based
sources.
• The result is a new  advertising
opportunity -- Call Advertising -
- that has the potential to
connect hundreds of millions of
consumers directly to
businesses through digitally-
driven phone calls.
Technology Innovations Change Consumer Behavior
Technology Innovations Change Consumer Behavior
*Source: JP Morgan
Call Advertising Growth Driven by Shift From Offline to Emerging
Digital Media Channels, Including Mobile and VOIP

Tendency to Browse
Tendency to Transact
Yellow Pages, Print, Radio, TV
Display
Search
Call

MARCHEX

• Phone calls are at the end of the
sales funnel – and the  end of
the customer purchase decision
process.
• Call advertising means: (1)
potential customers have self-
selected to speak with an
advertiser, (2) a direct call
between customers and
advertisers has a higher
likelihood to convert to a sale
because of the personal
connection.
• Economic circumstances mean
Return on Investment (ROI) is
more important than ever and
advertisers are demanding new
performance-based advertising
solutions.
• Marchex is best positioned to
benefit from market changes
and advertiser demand with its
Call Advertising Network, which
generates conversions that often
range from 20% to 30%+.
Business
Model
Estimated
Rate Range
Estimated
Conversion
Subscription
or Cost-per-
Thousand
Views
(CPM)
CPM
Cost-per-
Click
(CPC)
Pay-For-
Call
(PFC)
+ $2,500
$0.50 to
$10.00
$0.10 to
$20.00
Marchex:
Up to
$60.00
< 1%
1% to 3%
Marchex:
20% to
30%+
< 1%
The Advertising Funnel
Source: Marchex internal
Why Are Phone Calls Driving Good Results?

Why Clicks Changed the Market

- Further down the sales funnel
- Cost effective way to drive customers to websites
- Measureable and actionable
- Available to all advertisers
- Analytics designed especially for clicks

The Limitations of Clicks

- Increasing demand and rising cost-per-click prices
- Hard to measure outcome after a click
- Advertisers pay for each click, regardless of quality
- Not the most effective option for smart phones and mobile devices

MARCHEX

Calls are changing the
game; they convert up
to 10x better than
clicks*
•Highly effective mobile
advertising solution
•Targeted way to reach a ready-
to-buy audience
•Creates a personal connection
between customers and
advertisers
•Only pay for qualified calls
•Easier to measure the outcome
(conversion)
•Analytics designed especially
for the phone call
*Source: Kelsey Study 2011
Call Advertising – The Call Is The Next Evolution Of The Click

• Marchex has built its business around Call Advertising:
Both large and small advertisers gain access to digital media across the Marchex Call
Advertising Network from exclusive and preferred relationships with more than one hundred channel partners including: four of the top five U.S. mobile carriers, the leading global VOIP provider (Skype), mobile network operators, and mobile application and directory providers.
A growing Call Advertising Network which already has an annualized reach of more than
500 million phone calls across digital media, including mobile.
Robust call analytics to track and measure the success of call advertising campaigns.
Executing on a strategic approach to offer an open platform that uses all digital media platforms as the market shifts and supports all partner types.
Marchex is Ready to Lead